Exhibit 99.1


             STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
                 PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Jeffrey W. Greenberg, state and attest that:

          (1) To the best of my knowledge, based upon a review of the covered reports of Marsh & McLennan Companies, Inc., and, except as corrected or supplemented in a subsequent covered report:

                  o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                  o Annual Report for the year ended December 31, 2001 on Form 10-K of Marsh & McLennan Companies, Inc.;

                  o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Marsh & McLennan Companies, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                  o     any amendments to any of the foregoing.



                                         /s/ Jeffrey W. Greenberg
                                         ---------------------------------------
                                         Jeffery W. Greenberg
                                         August 7, 2002

                                         Subscribed and sworn to
                                         before me this 7 day of August 2002.

                                         /s/ Nellie Chaparro
                                         ---------------------------------------
                                         Notary Public

                                         My Commission Expires:
                                                       Nellie Chaparro
                                               Notary Public, State of New York
                                                         No. 0616250
                                                 Qualified in New York County
                                               Commission Expires May 31, 2003